                                                                   Exhibit 10.15


                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (the "Agreement") is made, entered into and effective the 13th day of March 2000, by and between eNote.com Inc., a Delaware corporation having an office at 185 Allen Brook Lane, Williston, Vermont 05495 (the "Company"), and Seafont Pty. Ltd., a corporation incorporated under the laws of Australia with a principal address at Level 2, 31 Bligh Street Sydney, Australia (the "Purchaser"). The parties hereto agree as follows.

         1.   SALE AND PURCHASE OF SECURITIES.

         (a) AGREEMENT TO PURCHASE AND SELL. The Company agrees to sell to the Purchaser and, in reliance on the representations, warranties and covenants made herein by the Company, the Purchaser agrees to purchase from the Company, one or more Subordinated Convertible Debentures (the "Debentures"), in the form of the speciman attached hereto as Exhibit A due one year from the date of issue in the aggregate principal amount of $500,000 with accrued interest at 10% per annum and convertible into shares of the Company's Common Stock, par value $.01 per share, at a rate of 1 share per $7 of principal balance converted (the "Conversion Shares").

         (b) PURCHASE PRICE OF SECURITIES. The Purchase Price payable by the Purchaser for the Debentures shall be Five Hundred Thousand U.S. Dollars ($500,000). Such Purchase Price shall be paid, by bank wire transfer to an account designated by the Company in writing to the Purchaser, upon the Company's delivery of the Debentures to the Purchaser.

         2. REPRESENTATIONS AND WARRANTIES. To induce the Purchaser to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

         (a) ORGANIZATION AND EXISTENCE. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware; it has obtained all licenses and permits and has filed all registrations in all jurisdictions that are necessary to the operation of its present business. The Company is duly qualified as a foreign corporation in all jurisdictions where such qualification is required.

         (b) AUTHORIZATION AND NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the performance of the duties of the Company set forth herein are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have been approved by the Company's Board of Directors, do not require the approval of the Company's stockholders and do not contravene (i) the Company's Certificate of Incorporation or Bylaws or (ii) any statute, rule, regulation or other law or any contractual restriction binding on or affecting the Company, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (c) FULLY-PAID AND NONASSESSABLE SECURITIES. The Conversion Shares to be delivered to upon the conversion of the Debentures will, on delivery in accordance with the terms hereof and thereof, be duly authorized, validly issued, fully paid, nonassessable and free and clear of any and all liens, encumbrances or restrictions, other than any express restrictions on resale as described elsewhere in this Agreement or in the Debentures.

         (d) ENFORCEABILITY OF OBLIGATIONS. This Agreement is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

         (e) CLAIMS AND LITIGATION. There are no claims, actions or proceedings, pending or threatened, by or against or affecting the Company, including actions before a court, governmental agency or arbitrator, other than those arising or instituted after the date of this Agreement and prior to Closing in which the amount claimed as loss or damage (or if no specific amount is claimed, then the Company's good faith reasonable estimate of the amount that will be claimed) exceeds $20,000 in the aggregate. Furthermore, the Company has no knowledge of any conflict between its rights respecting the tvemail technologies and the rights of others or of the basis for any claim that has not yet been asserted.

         (f) TAXES. The Company has filed all required federal, state and other tax returns and paid any and all income, sales, property or other taxes due pursuant thereto or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. All such tax returns filed by the Company accurately reflect the tax due by the Company for the fiscal periods for which such returns were filed.

         (g) STOCK AND RECORDS. All outstanding capital stock of the Company was and is properly issued, duly paid and non-assessable, and all books and records of the Company, including but not limited to its minute books, bylaws, and books of account, are accurate and complete.

         (h) CONVERTIBLE SECURITIES AND STOCK PURCHASE RIGHTS. Except as set forth on Schedule 1 hereto, no shares of the Company's unissued capital stock are reserved for any purpose other than. Except as set forth on Schedule 1 there are no other outstanding commitments, warrants, options, securities convertible into the Company's stock or other rights to acquire any shares of the Company's capital stock; there are no preemptive or similar rights with respect to the issuance or sale of the Company's capital stock; there is no commitment of the Company to issue or sell any shares of its capital stock; there are no agreements that now or in the future require the Company to repurchase, redeem, retire or otherwise acquire any shares of its capital stock; and there are no agreements (other than agreements designed to require compliance with federal or state securities laws) restricting the transfer of any shares of the Company's capital stock.

         (i) TITLE TO PROPERTY. The Company has good and marketable title to all property and assets to be owned by it including, without limitation, all of the intellectual property and all assets shown in the Company's March 31, 1999 balance sheet, free of all liens, encumbrances, pledges and security interests.

         (j) INVESTMENTS. The Company has no ownership interest or other investment in any other person, corporation, partnership or other entity.

         (k) OUTSTANDING GUARANTIES. The Company has no outstanding guaranties or other agreements relating to the debts or liabilities of any other Person except for such wholly and partially owned subsidiaries as listed in Exhibit B.

         (l) SEC FILINGS. The Company has filed (i) all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission ("SEC'), including, without limitation (1) all Annual Reports on Form l0-KSB, (2) all Quarterly Reports on Form l0-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and
(6) all amendments and supplements to all such reports and registration statements (collectively, the "the Company SEC Reports") and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal regulatory authorities (all such forms, reports, statements and other documents being referred to herein, collectively, as the "the Company Reports"). The Company Reports were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the Company SEC Reports, the Securities Act and Exchange Act, as the case may be, and the roles and regulations of the SEC thereunder applicable to such the Company SEC Reports) and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (m) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made in sub-paragraphs (a) through (1) of this Paragraph 2 are true and correct on the date of this Agreement and shall be true and correct on the date of the Closing, (ii) shall survive the sale of the Debentures for a period of one year after the date of the Closing, except to the extent that such representations and warranties are determined to have been untrue as of the date hereof or the date of the Closing because of claims or actions (whether based on alleged violations of securities laws, fraud, preemptive rights or otherwise) by current or former stockholders of the Company based on events which occurred prior to the date of this Agreement.

         3. AFFIRMATIVE COVENANTS.

         (a) SEC REPORTING OBLIGATIONS. For so long as the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, the Company (i) will file all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission ("SEC"), including, without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form l0-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and (6) all amendments and supplements to all such reports and registration statements and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities. The Company Reports shall be prepared in all material respects in accordance with the requirements of applicable law (including, the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company Reports) and shall not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (b) TRANSFER REGISTRATION. The Company shall not register any transfer of the Debentures or upon conversion, the Conversion Shares, not made in accordance with the provisions of Regulation S ("Reg S"), pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration under such Act. Furthermore, the Company will not issue the Conversion Shares upon conversion of the Debentures until the Company is reasonably satisfied that (i) the Debentures are not converted within the United States, and (ii) that the Conversion Shares shall not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction" pursuant to Rule 902(h) of the Act, unless otherwise registered under the Act or an exemption from such registration is available.

         4. CLOSING. The Purchaser shall not be obligated to perform its obligations hereunder unless all of the following conditions which the Company is hereby obligated to satisfy and perform shall have been satisfied and performed on or prior to the Closing.

         (a) AUTHORIZATION. Execution and performance of all terms and conditions hereof by the Company shall have been approved by its Board of Directors, in a resolution in a manner satisfactory in form and substance to the Purchaser, and the Company shall have duly executed and delivered this Agreement and stock certificates evidencing the Purchase hereunder.

         (b) PERFORMANCE. The Company shall have delivered to Purchaser, all of the schedules, certificates and other papers required to be delivered on or before the date of this Agreement. None of the Company's representations and warranties set forth in this Agreement or any information contained in any schedule, attachment or exhibit hereto or in any writing delivered to the Purchaser shall be or shall have been discovered by the Purchaser or its attorneys, accountants, employees or other personnel to be untrue or incorrect in any material respect on the date of the Closing.

         (c) WAIVER. Any Closing condition or covenant specified in this Paragraph 4 may be waived by the Purchaser, and such waiver shall be deemed to have been made to the extent the Purchaser agrees to and consummates the Closing and one or more of the conditions set forth in this Section 4 have not been fully satisfied.

         5. INVESTOR REPRESENTATIONS; TRANSFER. The Purchaser represents and warrants that it: (i) is an "accredited investor" as defined under federal securities laws; (ii) is not a "U.S. Person", as defined in Reg S; (iii) that the Debentures, and, if applicable, the Conversion Shares, are being acquired by the Purchaser for its own account and the Purchaser is not acquiring the Debentures or the Conversion Shares for the account or benefit of a "U.S. Person"; (iv) has its principal place of business in Sydney, Australia; (v) that such acquisition is made without any present intention of reoffering, reselling or distributing the Debentures or the Conversion Shares; (vi) prior to making such acquisition, the Purchaser was given unrestricted access to all of the Company's books and records for the purpose of personally examining any such documents as the Purchaser deemed material to his investment decision; and (vii) prior to making such acquisition, the Purchaser was given an opportunity to ask questions of and receive answers from the Company's officers, directors, attorneys and accountants respecting any matter which the Purchaser deemed material to its investment decision and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser further understands that all certificates representing the Debentures and Conversion Shares shall bear the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN RELIANCE ON REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAW, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO REGULATION S, REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER SAID ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, ALL HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

         The Purchaser further covenants to only resell the Debentures and the Conversion Shares in accordance with the provisions of Reg S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an exemption thereunder and shall not engage in any hedging transactions with regard to the Debentures or the Conversion Shares unless in compliance with such Act. The foregoing restrictions on the transferability of the Debentures and the Conversion Shares shall cease and terminate (i) when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws, or otherwise disposed of in accordance with the requirements of Reg S or another exemption under the Securities Act, or (ii) the Company shall have received an opinion of counsel reasonably acceptable to the Company to the effect that such restrictions are no longer required in order to ensure compliance of any future transfer with the Securities Act and all applicable state securities laws. Whenever such restrictions shall terminate as to any of the Debentures or the Conversion Shares the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the legend set forth above.

         6. NOTICE. All notices, requests, demands and other communications relating to this Agreement shall be in writing, including by facsimile or email, addressed to the address set forth herein or such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, upon placement into the mails (first class, postage prepaid), and in the case of notice by facsimile or email, on the day sent.

         7. OTHER PROVISIONS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the original parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall be governed by the laws of the State of Vermont except to the extent such laws are preempted by federal law. If any of the provisions contained in this Agreement are invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Any provision of this Agreement may be waived by the person entitled to the benefit thereof; provided, no delay or failure on the part of any person in exercising any right hereunder, and no partial or single exercise thereof, shall constitute a waiver of any other rights hereunder. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may only be modified in writing signed by all the parties hereto.

         8. SUBMISSION TO EXCLUSIVE JURISDICTION. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Agreement or the transactions contemplated hereby, each of the parties hereto consents to personal jurisdiction in the state or federal courts of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or FORUM NON CONVENIENS. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement, effective as of the date first above written.



                                      ENOTE.COM INC.


                                      BY: /s/ JOHN VARSAMES
                                          -----------------------------------
                                          JOHN R. VARSAMES, PRESIDENT AND CEO


                                      SEAFONT PTY. LTD.

                                      BY: /s/ ANDREW KELLY
                                          -----------------------------------
                                          NAME: ANDREW KELLY
                                          TITLE: CHIEF EXECUTIVE OFFICER

                                    EXHIBIT A

                                 [SPECIMAN ONLY]

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN RELIANCE ON REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAW, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO REGULATION S, REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER SAID ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, ALL HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


A-1                                                                  $500,000.00

                                  ENOTE.COM INC
                              185 ALLEN BROOK LANE
                            WILLISTON, VERMONT 05495
                                 MARCH 13, 2000

              1-YEAR 10 PERCENT SUBORDINATED CONVERTIBLE DEBENTURE
                               DUE MARCH 13, 2001

eNote.com Inc., a Delaware corporation, (the "Corporation"), for value received, promises to pay to Seafont Pty. Ltd., an Australian corporation (the "Holder"), the sum of Five Hundred Thousand U.S. Dollars ($500,000) on March 13, 2001 (the "due date"), together with interest accrued thereon at the rate of 10 percent per annum, computed from March 13, 2000 (the "issue date"). Payment of principal and interest shall be made in lawful money of the United States of America and shall be wire transferred to the owner hereof at the address appearing below, unless the conversion option is exercised as set forth below in Section 1. This Debenture is a duly authorized issue of the Corporation.

This Note is issued pursuant to a Note Purchase Agreement dated March 13, 2000 (the "Purchase Agreement") by and between the Corporation and the Holder.

         1. CONVERSION. The holder of this Debenture may at time prior to the maturity hereof (except that, if the Corporation has called this Debenture for redemption, the right to convert shall terminate at the close of business on the second business day prior to the day fixed as the date for such redemption), convert the principal amount hereof into shares of the Corporation's Common Stock. The Conversion ratio shall be $7 of debenture principal per share of Common Stock. To convert this Debenture, the holder hereof must surrender the same at the office of the Corporation, together with a written instrument of transfer in a form satisfactory to the Corporation, properly completed and executed and with a written notice of conversion. All rights of the holder of this Debenture shall, to the extent of the principal and interest thereof converted, cease as of the date of such conversion.

         2. FRACTIONAL SHARES. In lieu of issuing any fraction of a share upon the conversion of this Debenture, the Corporation shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion, cash equal to the same fraction of $7 per unit.

         3. REDEMPTION. The Corporation may at any time prepay in whole or in part, without penalty, the principal amount, plus accrued interest to the date of prepayment, of all outstanding debentures of this issue.

         4. SUBORDINATION.

                  a. The Corporation, for itself, its successors and assigns, covenants and agrees, and each holder of this Note by his acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on each and all of this Note shall be subordinate and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

                  b. Upon any distribution of assets of the Corporation upon any dissolution, winding up, liquidation, or reorganization of the Corporation, whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors of any other dissolution, winding up, liquidation, or reorganization of the Corporation:

                           (i) All Senior Indebtedness shall first be paid in full, or provision made for such payment in full of the principal thereof, and premium, if any, and interest thereon, before any payment is made on account of the principal of, or interest on, the Notes;

                           (ii) Any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), to which the holder of this Note would be entitled except for the provisions of this Section shall be paid by the liquidating trustee or agent or other person making such payment of distribution, whether a trustee in bankruptcy, receiver, or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

                           (iii) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Note, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the holder of this Note before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing subparagraph (2), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                  c. Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, or securities of the Corporation applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full, and no such payments or distributions in respect of this Note of cash, property, or securities distributable to the Senior Indebtedness under the provisions here shall, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Notes, be deemed to be a payment by the Corporation to or on account of this Note. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Indebtedness on the other hand. Nothing contained in this Section is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the absolute and unconditional obligation of the Corporation to pay the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of this Note and creditors of the Corporation other than the holders of the Senior Indebtedness; nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section of the holders of Senior Indebtedness in respect of cash, property or securities of the Corporation received upon the exercise of any such remedy.

                  d. Upon any distribution of assets of the Corporation referred to in this Section, the holder of this Note shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to such holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, and all other facts pertinent thereto or to this Section.

                  e. If there shall have occurred a default in the payment of the principal of (or premium, if any) or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived, no payment of principal or interest shall be made by the Corporation on this Note, and no holder of this Note shall be entitled to receive any such payment. Nothing contained in this Section shall, however (1) affect the obligation of Corporation to make or prevent the Corporation from making, at any time, except during the pendency of any dissolution, winding up, liquidation, or reorganization proceedings or except as provided in the first sentence of this subsection, payments of principal of or interest on this Note, or (2) prevent the application by any paying agent of any moneys deposited with it by the Corporation to the payment of or on account of the principal of, or interest on, this Note, if, at the time of such deposit, the paying agent did not have written notice of any event prohibiting the making of such payment or deposit by the Corporation; or (3) be construed as preventing the occurrence of any Event of Default hereunder.

                  f. No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by an noncompliance by the Corporation with the terms, provisions, and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  g. Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under the Senior Indebtedness, including without limitation the waiver of default thereunder or the release of any security therefor, may be made or done all without notice to or assent from the holder of this Note. No compromise, alteration, amendment, modification, extension, renewal, or other change of, or waiver, consent, or other action in respect of, any liability or obligation under or respect of, or of any of the terms, covenants, or conditions or any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, and no release of property securing any Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Section.

                  h. "Senior Indebtedness" for purposes of this Section shall mean all indebtedness (principal and interest) now existing or hereafter incurred of the Corporation for money borrowed from banks or other financial institutions: (i) which is secured by the assets of the Corporation; and (ii) is not by its express terms subordinate and junior to or on parity with this Note.

         5. DEFAULT. If any of the following events occur ("Event of Default"), the entire unpaid principal amount of, and accrued and unpaid interest on, this Debenture shall immediately be due and payable, and the Corporation shall pay all costs of collection including, but not limited to, reasonable attorneys' fees and expenses incurred by the owner(s) or its assigns on account of such collection, whether or not suit is brought:

                  a. The Corporation fails to pay the principal of this Debenture at its maturity;

                  b. The Corporation commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Corporation is adjudicated as bankrupt by a court of competent jurisdiction; or the Corporation petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Corporation or for all or substantially all of its property or assets; or the Corporation makes an assignment for the benefit of its creditors; or the Corporation admits in writing its inability to pay its debts as they mature; or

                  c. There is commenced against the Corporation any proceeding relating to the Corporation under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of 60 days or the Corporation by any act indicates its consent to, approval of, or acquiescence in the proceeding; or a receiver or trustee is appointed for the Corporation or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of 60 days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of the Corporation, and the warrant or similar process is not dismissed or bonded within 60 days after the levy.

         6. REGISTERED OWNER. The Corporation shall treat the person or persons whose name or names appear on this Debenture as the absolute owner or owners hereof for the purpose of receiving payment of, or on account of, the principal and interest due on this Debenture and for all other purposes, unless and until written notice satisfactory to the Corporation is provided by the registered owner of assignment hereof.

         7. ASSIGNMENT. The Corporation may assign its rights hereunder to any person or entity. No assignment of rights or obligations shall be effective until delivery of written notice of such assignment is made by the assigning party to the other party hereto.

         8. RESTRICTIONS ON TRANSFER. This Note and any shares of the Corporation's Common Stock received upon conversion of this Note may not be transferred other than as provided in the Purchase Agreement.

         9. RELEASE OF SHAREHOLDERS, OFFICERS AND DIRECTORS. This Debenture is the obligation of the Corporation only, and no recourse shall be had for the payment of any principal or interest hereon against any shareholder, officer or director of the Corporation, either directly or through the Corporation, by virtue of any statute for the enforcement of any assessment or otherwise. The holder or holders of this Debenture, by the acceptance hereof, and as part of the consideration for this Debenture, release all claims and waive all liabilities against the foregoing persons in connection with this Debenture.

         10. GOVERNING LAW. This Debenture and all terms and conditions herein shall be governed by and construed and in accordance with the laws of the State of Vermont excluding the state's conflict of law provisions.

         IN WITNESS WHEREOF, THE CORPORATION HAS SIGNED THIS DEBENTURE THIS 13TH DAY OF MARCH, 2000.

                                              ENOTE.COM INC.


                                              BY: [SPECIMAN ONLY]
                                                  --------------------------


REGISTERED OWNER:
SEAFONT GROUP HOLDINGS PTY. LTD.


BY: /s/ ANDREW KELLY
    ----------------
    ANDREW KELLEY, CEO

                                    EXHIBIT B

              WebATM, SolutioNet, Ltd. and Navis Technologies, Inc.

                                   SCHEDULE 1

1. 5,000,000 shares of the Company's Convertible Preferred Stock, par value $.01 per share.

2. Warrants to acquire 2,000,000 shares of the Company's Common Stock par value $.01 per share.

3. Options to acquire shares of the Company's Common Stock issued to certain employees and consultants as incentive compensation.

4. 1-Year 12 Percent Convertible Debenture Due May 3, in the principal amount of $30,000.

5. 1-Year 12 Percent Convertible Debenture Due May 3, 2000, in the principal amount of $50,000.